                                  FORM 8-K/A
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)       July 15, 1999
                                                --------------------------------

--------------------------------------------------------------------------------

         FCC National Bank on Behalf of First Chicago Master Trust II
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


  United States of America               0-16337                 51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware            19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020

                                    1 of 10
                            Exhibit Index on Page 4

Item 5.   Other Events.
------

     The Registrant hereby amends and restates in its entirety Exhibit 28 L previously filed on July 15, 1999 on a Form 8-K dated as of July 15, 1999. The Registrant hereby incorporates by reference the information contained in Exhibit 28L hereto in response to this Item 5.


Item 7.   Financial Statements and Exhibits.
-------

(c) Exhibits

       28L. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T, as amended and restated in its entirety.

                                    2 of 10

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FCC NATIONAL BANK
                               ----------------------------------


Date: July 26, 1999        By  /s/  Sharon A. Renchof
                               --------------------------------
                               Title: Assistant Secretary

                                    3 of 10

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------


  28L.        Certificateholder's Payment Date
As Amended      Statement - First Chicago Master
and Restated    Trust II Floating Rate Asset Backed
                Certificates Series 1997-T.

                                    4 of 10